UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 9, 2011
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 9, 2011, Emisphere Technologies, Inc. (the “Company”) issued a press release announcing results of operations for the second quarterly period ended June 30, 2011. A copy of the press release is furnished herewith and is incorporated by reference herein as Exhibit 99.1.
The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press releases attached as exhibits hereto, the press releases contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press releases regarding these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1-	Press release of Emisphere Technologies, Inc. dated August 9, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 9, 2011	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Emisphere Technologies, Inc., dated August 9, 2011